           1                                                    EXHIBIT 10.38

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 240.24B-2. "***" INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION.





                          AMCS DEVELOPMENT AGREEMENT



                                   BETWEEN


                            WARNER-LAMBERT COMPANY


                                     AND


                        AURORA BIOSCIENCES CORPORATION



***Confidential Information Requested  1


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                          AMCS DEVELOPMENT AGREEMENT

THIS AGREEMENT is entered into as of the Effective Date (as defined below) by and between WARNER-LAMBERT COMPANY, a Delaware corporation, having offices at 2800 Plymouth Road Ann Arbor, Michigan, 48105 ("PD"), and AURORA BIOSCIENCES CORPORATION, a Delaware corporation having offices at 11010 Torreyana Road San Diego, California 92121 ("Aurora").

                                   RECITALS

WHEREAS, Aurora has expertise in the design and development of automated systems for the storage of chemical and biological compounds; and

WHEREAS, PD desires to acquire and Aurora desires to develop and supply PD with an automated system for the storage and retrieval of chemical and biological compounds.

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties agree as follows:

1.     DEFINITIONS

As used herein, the following terms shall have the following meanings:

"Affiliate" means any corporation, association or other entity which directly or indirectly controls, is controlled by or is under common control with the party in question. As used herein, the term control shall mean direct or indirect beneficial ownership of more than 50% of the voting or income interest in such corporation or other business entity.

"Agreement" means this agreement, together with all appendices, exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each party hereto.

"Approved Engineering Change Order" shall have the meaning set forth in
Section 2.9 hereof.

"Aurora Copyrights" means all ***.

"Aurora Patent Rights" means ***.

"Aurora System Technology" means all ***.

"Confidential Information" means all confidential information, data, and materials received by either party from the other party pursuant to this Agreement which if in writing is marked confidential, and all information, data and materials, developed pursuant to this Agreement, including, without limitation, Technology of each party, subject to the exceptions set forth in
Section 6.2.


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"Control" or "Controlled" means possession by a party of the ability to grant a license or sublicense in accordance with the terms of this Agreement, and without violating the terms of any agreement by such party with any Third Party.

"Copyrights" means copyrights throughout the world which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

"CPI" shall have the meaning set forth in Section 3.2 hereof.

"Effective Date" means the date that this Agreement is executed by the last party to so execute.

"Engineering Change Order" has the meaning set forth in Section 2.9 hereof.

"First Milestone" has the meaning set forth in Section 2.8.2 hereof.

"Invention" means any new and useful process, machine, method, technique or composition of matter, or improvement thereto, whether or not patentable.

"Initial Support Period" shall have the meaning set forth in Section 3.1 hereof.

"Know-How" means information and data which is not generally known to the public, comprising: Inventions, designs, concepts, algorithms, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information.

"Patent Rights" means all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent, containing one or more claims to an Invention, and which a party hereto owns or Controls, individually or jointly, any title thereto or rights thereunder.

"Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

***
"Service and Support" shall have the meaning set forth in Section 3.1 hereof.

***.



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"***.

"System Steering Committee" shall have the meaning set forth in Section 2.2 hereof.



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***
"Technology" means Know-How, Copyrights and Patent Rights.

"Term" means the period beginning on the Effective Date and terminating in accordance with Section 11 hereof.

"Third Party" means any Person other than Aurora or PD.

***
 "Validation" has the meaning set forth in Section 2.7 hereof.

2.     SYSTEM DEVELOPMENT, ACCEPTANCE AND DELIVERY

       2.1. System Development.
       On the Effective Date, Aurora will initiate the design, development and plans for supply and installation of the System by the System Target Acceptance Date. Both parties will act within the presently estimated time periods and in accordance with the terms hereof and in accordance with U.S. laws, rules and regulations applicable to the design, development, manufacture, supply, and installation of instrumentation.
       ***.

       2.2. System Steering Committee.
       Aurora and PD shall establish a committee (the "System Steering Committee") to oversee the development of the System and formally review, the status of such development, including project timelines, the System Specifications, coordination of the review of the ***. For the first ***following the Effective Date, the System Steering Committee shall meet on a monthly basis, and on a quarterly basis thereafter, at mutually agreed upon times and locations using mutually agreed upon meeting formats, including tele- and video-conferencing. On an alternating basis, one party shall promptly prepare and deliver to the members of the System Steering Committee minutes in respect thereof, for review and approval by both parties. The System Steering Committee will be established not later than ***after the Effective Date. The System Steering Committee will consist of ***representatives designated by PD and ***representatives designated by Aurora. Each representative will have one ***



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       ***.  Either party may, upon reasonable written notice, require up to two(2) special meetings of the System Steering Committee per year, at mutually agreed upon times and locations using mutually agreed upon meeting formats, including tele- and video-conferencing; provided, however, that such meeting shall occur within ***of written notice of such meeting.

       2.3. Audits.
       From time to time during the term of this Agreement, PD representatives shall have the right, upon reasonable advance written notice to Aurora, to visit the facilities where the System is being developed to verify the information in the progress reports submitted to the System Steering Committee and to confirm Aurora's compliance with the terms hereof.

       2.4. Shipment, and Installation.
       ***

       2.5. Aurora Employees.
       All Aurora employees or independent contractors will be informed by PD of PD's security and work rules and will be required to comply with such security and work rules. Aurora will be responsible for its employees or contractors performing such installation, including salaries, benefits and workers compensation. Such personnel shall be and remain employees or independent contractors of Aurora and Aurora shall require all such employees to adhere to all PD work policies and procedures while on PD premises and shall indemnify and hold PD harmless from and against any and all liability, costs, damages and expenses arising out of claims by such employees or independent contractors of Aurora relating to the presence of such employees or independent contractors on PD's premises; provided, however, that Aurora shall not indemnify and hold harmless PD or any such claim arising from PD's negligence or willful or reckless misconduct.

       2.6. Employment Relationship.
       All persons assigned by Aurora to perform work on its behalf are and shall remain its employees or independent contractors and Aurora shall be solely responsible for complying with all United States federal, state and municipal laws, rules and regulations, including, without



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

       limitation, reporting and payment of the entire compensation (including all fringe benefits) of each person, withholding of federal income taxes, state income taxes, FICA and FUTA taxes and other payroll deductions, and all premiums or payments made for workmen's compensation coverage, made for or on behalf of Aurora employees or independent contractors. Aurora acknowledges that none of its employees are employees of PD and that no such employees are eligible to participate in any employee benefit plans of PD. Aurora further acknowledges that no such individuals are eligible to participate in any such benefit plans even if it is later determined that any of its employees' status during the period of this Agreement was that of an employee of PD. In addition, Aurora waives any claims that it may have under the terms of any such benefit plans or under any law for participation in or benefits under any of PD's benefit plans.

       2.7. ***.

       ***

       2.8. Payments Relating to Development of the System.
       PD will make the following payments to Aurora in consideration of the development, delivery and Validation of the System:

       ***



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***

       ***

***

***

3.     SERVICE AND SUPPORT

       3.1. Initial Service Period.
       *** (the "Initial Support Period"), Aurora will provide service and support for the System, ***. The service and support is more fully described on Exhibit 3 attached hereto ("Service and Support***. Aurora will designate an appropriate Aurora employee to act as its primary contact with PD to coordinate such Service and Support and Aurora shall notify PD of the identity of such Person.

       3.2. Future Service and Support.
       ***. This purchased annual Service and Support will be available to PD until ***, after which period PD and Aurora may at their discretion negotiate in good faith for further Service and Support. Following the Initial Support Period, Aurora and PD may also, at their discretion, negotiate in good faith the terms and conditions for alternative service and support to be provided by Aurora, including more limited service and support for System components or software.



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4.     INTELLECTUAL PROPERTY RIGHTS

       4.1. Grant of Rights from Aurora to PD.

       ***

       4.2. Ownership of Intellectual Property and Property

            4.2.1. No Implied License. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership by one party to the other of any rights, title or interest in any Confidential Information, Technology, Copyrights or Patent Rights owned or Controlled by a party. Except as expressly provided for in this Agreement, nothing in this Agreement shall be construed as a license or sublicense by one party to the other of any rights in any Technology, Copyrights, or Patent Rights owned or Controlled by a party.

            4.2.2. Inventions By PD. ***



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            ***

            4.2.3. Inventions By Aurora. Aurora shall own such Inventions and other Technology made solely by its employees and agents, and all patent applications and patents claiming such Inventions and other Technology.

            4.2.4.  ***

            4.2.5. No Implied License. The parties recognize and agree, that in some instances the practice of Technology conceived or made jointly by employees or agents of PD and employees or agents of Aurora and owned jointly pursuant to Section 4.2.4 may require additional license(s) under Aurora System Technology, Aurora's Copyrights and Aurora's Patent Rights.

            4.2.6. Inventorship. PD and Aurora agree, for the purpose of this
            Section 4, inventorship of patentable Inventions shall be determined in accordance with U.S. patent law.

5.     INTELLECTUAL PROPERTY ENFORCEMENT AND DEFENSE OF INFRINGEMENT CLAIMS

       5.1. Intellectual Property Enforcement.
       PD and Aurora shall *** bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Technology or Patent Rights ***Controlled by it, and ***party shall be entitled to retain any and all awards or damages obtained in any such proceeding. At the request and expense ***shall give ***all reasonable assistance required to file and conduct any such proceeding. For jointly owned Technology or Patent Rights, PD and Aurora shall use their best efforts



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

       to coordinate pursuing a commercially reasonable action to address inappropriate use, including patent infringement, by Third Parties of such Technology and Patent Rights and to determine how expenses and any recovery from such action shall be allocated between the parties.

       ***

       5.2. Defense of Infringement Claims Pertaining to Aurora Technology and Aurora Patent Rights.
       PD will cooperate with Aurora, at Aurora's expense, in the defense of any suit, action or proceeding against Aurora alleging the infringement of the intellectual property rights of a Third Party by reason of Aurora's use of any Aurora Patent Rights and Aurora System Technology licensed to PD under this Agreement. ***.

6.     TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY

       6.1. Confidentiality Obligation.
       Subject to the terms and conditions of this Agreement, PD and Aurora each agree that, during the term of this Agreement and for ***thereafter, it will keep confidential all Confidential Information (including, without limitation, not to disclose such Confidential Information in patent applications). Neither PD nor Aurora shall use the other party's Confidential Information except as expressly permitted in this Agreement; provided, however, Aurora shall be able to disclose that Confidential Information which specifically describes the components of the System, including hardware and software components, to potential Third Party collaborators.

       PD and Aurora each agree that any disclosure of the other's Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or any of the other party's Affiliates may be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, shall be limited to the extent consistent with such responsibilities and rights, and shall be provided only to such persons or entities who are bound to maintain same in confidence in a like manner as the party receiving same hereunder is so required. Each party, upon the other's request, will return all the Confidential Information received from the other party pursuant to this Agreement, including all copies and extracts of documents, ***of the request of the other party following any termination of this Agreement, except for one (1) copy which may be kept for the purpose of ascertaining and complying with continuing confidentiality obligations under this Agreement.



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       6.2. Exceptions to Confidential Information.
       Confidential Information shall not include any information which the receiving party can prove by competent evidence:

            i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

            ii) is known by the receiving party or any of its Affiliates at the time of receiving such information, as evidenced by its records;

            iii) is hereafter furnished to the receiving party or any of its Affiliates without restriction as to disclosure or use by a Third Party lawfully entitled to so furnish same;

            iv) is independently developed by the employees, agents or contractors of the receiving party or any of its Affiliates without the aid, application or use of the disclosing party's Confidential Information;

            v) is the subject of a written permission to disclose provided by the disclosing party; or

            vi) is provided by the disclosing party to a Third Party without restriction as to confidentiality.

       A party may also disclose Confidential Information of the other where required to do so by law or legal process, provided that, in such event, the party required to so disclose shall give maximum practical advance written notice of same to the other party and will cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

       6.3. Confidentiality of Agreement Terms.
       The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law. Either party shall have the further right to disclose the material financial terms of this Agreement under strictures of confidentiality to any of its Affiliates and to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to obtain financing.



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       6.4. Publicity.
       Except as required by law and as provided in this Article 6, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

7.     PATENT PROSECUTION AND COPYRIGHTS

       7.1. Patents.
       ***

       The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of applications claiming solely owned Inventions will be at the discretion of the owner. At PD's reasonable request, ***.

       7.2. Copyrights.
       The parties agree to treat and handle, to the maximum practical extent, any Copyrights owned or Controlled by a party in the same manner as Patent Rights owned or Controlled by such party.

8.     WARRANTIES AND INDEMNIFICATION

       8.1. Mutual Representations and Warranties.
       The parties make the following representations and warranties to each other:

            8.1.1. Corporate Power. Each party hereby represents and warrants that such party (a) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

            8.1.2. Due Authorization. Each party hereby represents and warrants that such party (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.


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            8.1.3. Binding Agreement.  Each party hereby represents and warrants to the other that: (a) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (b) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

       8.2. Warranties and Aurora Technology.
       Aurora represents and warrants to PD as of the Effective Date the following:

            8.2.1. ***

            8.2.2. EXCEPT AS SET FORTH IN SECTION 8.2.1 ABOVE, AURORA (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO THE SYSTEM, AURORA PATENT RIGHTS, AURORA COPYRIGHTS AND AURORA SYSTEM TECHNOLOGY. AURORA FURTHER DISCLAIMS I) ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SYSTEM, AURORA SYSTEM TECHNOLOGY AND AURORA PATENT RIGHTS, II) ANY EXPRESS OR IMPLIED WARRANTY THAT THE SYSTEM, PRACTICE OF AURORA COPYRIGHTS, AURORA SYSTEM TECHNOLOGY OR AURORA PATENT RIGHTS WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY, AND
            III) ANY EXPRESS OR IMPLIED WARRANTY REGARDING THE PATENTABILITY OF ANY AURORA SYSTEM TECHNOLOGY, INCLUDING THE SYSTEM, AURORA SYSTEM TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF AURORA PATENT RIGHTS.


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       8.3. Aurora Indemnification.
       ***

       IN NO EVENT SHALL AURORA BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY PD RESULTING FROM THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS AGREEMENT.

       8.4. PD Indemnification.
       ***

       IN NO EVENT SHALL PD BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY AURORA RESULTING FROM THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS AGREEMENT.

9.     TERM  AND TERMINATION

       ***



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       9.2	Termination By Mutual Agreement.
       ***

       9.3	Termination for Cause.
       Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the non-breaching party shall have given the breaching party ***of the breach and intention to terminate this Agreement in the absence of a
       cure*** of receipt of such notice by the beaching party.   Upon
       termination of this Agreement for cause by Aurora, all licenses and sublicenses granted in accordance with this Agreement shall be terminated. The non-breaching party, upon termination of this Agreement may seek actual or general damages, but not consequential damages, and remedies available to it at law or in equity.

       ***

       9.5	Effect of Expiration or Termination.
       The obligations and rights of the parties under Sections 3.1 and 4.1, 4.2, 6, 7, 8.1 and 8.2 thereof, as well as any provisions, which, by their intent or meaning are intended to so survive, shall survive termination or expiration of this Agreement.

10.    MISCELLANEOUS

       10.1. Assignment.
       ***



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       ***

       10.2. Binding Effect.
       This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement shall be void.

       10.3. Force Majeure.
       Neither party shall lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party if the failure is occasioned by war, fire, explosion, floods (including but not limited to floods caused by El Nino), earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party, provided that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby.

       10.4. Notices.
       Any notices or communications provided for in this Agreement to be made by either of the parties to the other shall be in writing, in English, and shall be made by prepaid air mail or overnight carrier with return receipt addressed to the other at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices shall be sent:


       If to PD, to:          Warner-Lambert Company
                              2800 Plymouth Road
                              Ann Arbor, Michigan, 48105
       Facsimile number:      (734) 622-1553


       Attention:             Dr. Ronald Cresswell
                              Vice President and Chairman
                              Parke-Davis Research Division


       Copy:                  Warner-Lambert Company
                              201 Tabor Road
                              Morris Plains, NJ 07950
                              Attn: Vice President and General Counsel
       Facsimile number:      (973) 540-3117



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       If to Aurora, to:       Aurora Biosciences Corporation
                               11010 Torreyana Road
                               San Diego, CA 92121
       Facsimile number:       (619) 452-5723


       Attention:              Timothy J. Rink, M.D., Sc.D.
                               Chairman, CEO, and President


       Copy:                   Paul Grayson
                               Senior Vice President, Corporate Development

       provided that if such notice or communication relates to an amendment to this Agreement or to any notice pursuant to Article 11 hereof, a copy shall also be sent to:


       If to PD, to:           Jeffery M. Brinza
                               Assistant General Counsel
                               Pharmaceutical Research Division
                               Warner-Lambert Company
                               2800 Plymouth Road
                               Ann Arbor, MI 48105
                               Fax:  734-622-1553


       If to Aurora, to:       John D. Mendlein
                               Senior Legal Counsel
                               Aurora Biosciences Corporation
                               11010 Torreyana Road
                               San Diego, California  92121
                               Fax:  619-973-6748

       Either party may by like notice specify or change an address to which notices and communications shall thereafter be sent. Notices sent by mail, facsimile or cable shall be effective upon receipt and notices given by hand shall be effective when delivered.

       10.5. Governing Law and Jurisdiction.
       This Agreement shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed within such state. Any dispute arising out of or relating to this Agreement ***

       10.6	Waiver.
       Except as specifically provided for herein, the waiver from time to time by either of the parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any of the other of such party's rights or remedies provided in this Agreement.



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       10.7. Severability.
       If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to the parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

       10.8. Independent Contractors.
       It is expressly agreed that Aurora and PD shall be independent contractors and that the relationship between the two parties shall not constitute a partnership or agency of any kind. Neither Aurora nor PD shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written authorization of the other party to do so.

       10.9. Counterparts.
       This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       10.10. Entire Agreement.
       This Agreement between the parties of even date herewith sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties hereto, and supersedes and terminates all prior agreements and understanding between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement shall not be strictly construed against either party hereto. Any conflict between the terms set forth in the text of this Agreement and the terms of any Exhibit hereto shall be resolved in favor of the text of this Agreement.



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       10.11. No Third Party Beneficiaries.
       No third party, including any employee of any party this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

       10.12. Construction.
       The term "Section" can refer to any single paragraph level found herein or any collection of multiple paragraphs thereunder.

       10.13. Dispute Resolution.
       The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation or arbitration. The parties agree that prior to any litigation or arbitration concerning this Agreement, PD's president and Aurora's president will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. ***.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


WARNER-LAMBERT COMPANY                        AURORA BIOSCIENCES CORPORATION

By:    /s/ Ronald M. Cresswell                By:    /s/  Timothy J. Rink
       -------------------------                     -------------------------

Name:  Prof. Ronald M. Cresswell              Name:  Dr. Timothy J. Rink
       -------------------------                     -------------------------

Title: Vice President and Chairman            Title: President, CEO and Chairman
       -------------------------                     ---------------------------

Date:  August 21, 1998                         Date: August 4, 1998
       -------------------------                     -------------------------



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                               LIST OF EXHIBITS

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EXHIBIT 1 - PAGE 1

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EXHIBIT 2 - PAGE 1

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